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                                                                   exhibit 10.12

                            ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement ("Agreement") entered into as of this 14th day of December, 1999 ("Effective Date") by and between Open Source, Inc., a Texas corporation having its place of business in Carrolton, Texas ("Seller") and Red Hat, Inc., a Delaware corporation having its principal place of business in Durham, North Carolina ("Buyer").

                                   BACKGROUND

Seller now owns and wishes to sell to Buyer the Internet domain name opensource.com, including all variants of the domain name, such as www.opensource.com and ftp.opensource.com, (collectively, the "Domain Name"), but not including the pages comprising the Seller's Web site or any database or other content at such Web site as of the Closing Date; and

Buyer wishes to purchase the Domain Name from Seller.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

1.       PURCHASE AND SALE.

1.1. Subject to the terms and conditions set forth in this Agreement, Buyer hereby agrees to purchase, and Seller hereby agrees to sell, any and all of Seller's right, title and interest in and to the Domain Name, including, but not limited to, all goodwill, trademarks, service marks, trademark or service mark applications (if any) for the Domain Name or any variant of the Domain Name, URLs, and domain name registrations (including, without limitation, www.opensource.com and ftp.opensource.com), and all related contracts, agreements, licenses or permits (collectively, the "Purchased Assets"), free and clear of all mortgages, pledges, security interests, adverse claims, encumbrances and liens.

1.2. The closing of the transactions contemplated in this Agreement (the "Closing ") shall take place on a date and at a time and location specified by Buyer (the "Closing Date "). On the Closing Date, the Purchased Assets will be transferred to Buyer by Seller, and Seller will do all things that are deemed necessary by Buyer to transfer the Purchased Assets. The Purchased Assets will be delivered to Buyer in such electronic or other format as Buyer shall reasonably request. Seller shall complete and execute the bill of sale and other documents attached as EXHIBIT A and all other documents necessary to effectuate the sale and transfer of the Purchased Assets, and promptly take such action as required by Network Solutions, Inc. ( "Network Solutions ") to transfer the Domain Name to Buyer. For the purpose of accomplishing the transfer of the Domain Name, Seller appoints Buyer as its attorney in fact to execute all documents and take all action required by Network Solutions to effect the assignment and transfer of the Domain Name to Buyer. Failure to consummate the Closing in the manner described above and in accordance with the other terms of this Agreement will not result in termination of this Agreement and will not relieve any party of any of its obligations under this Agreement.

1.3. Seller acknowledges that Buyer is not purchasing or assuming any liabilities, obligations or indebtedness of Seller (collectively, the "Liabilities"), regardless of whether such Liabilities are related to the Purchased Assets, arise as a result of the transactions contemplated by this Agreement, or are otherwise related to the Seller's business in any manner. Not in limitation of any other provision of this Agreement, Seller jointly and severally hereby agrees to pay, perform and discharge the Liabilities of Seller related to or connected with the Purchased Assets, and to indemnify and hold Buyer harmless from any and all claims, costs, expenses, liabilities, losses or damages, including attorneys' fees, relating to or arising out of the Liabilities.


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2.       PURCHASE PRICE.

2.1. In exchange for the Purchased Assets and subject to the terms and conditions of this Agreement, Buyer shall pay to Seller at the Closing Seventy Five Thousand Dollars ($75,000) payable in cash via wire transfer to such account as designated by Seller. Seller shall pay all sales and transfer taxes, if any, required with or resulting from the sale of the Purchased Assets pursuant to this Agreement.

2.2. At the Closing, Seller shall deliver to Buyer such other and further certificates, assurances and documents as Buyer may request in order to evidence the accuracy of the representations and warranties of Seller and the performance of the covenants and agreements to be performed by Seller pursuant hereto at or prior to the Closing.

2.3. At the Closing, Seller shall deliver to Buyer a Registrant Name Change Agreement Version 3.0 - Transfers, as required by Network Solutions, Inc., ("Transfer Agreement") properly completed, signed, and notarized. After delivery by Seller to Buyer of the Transfer Agreement, Buyer shall complete whatever additional transactions with Network Solutions that are necessary for the Buyer to take possession of the Purchased Assets; provided that Sellers shall give Buyer all cooperation reasonably requested by Buyer to complete the transfer of the Purchased Assets.

2.4 Within five days after the date that Buyer receives notification from Network Solutions of the effectiveness of the transfer of the Domain Name in accordance with the Transfer Agreement ("Transfer Date"), Buyer shall issue and deliver to Seller a number of unregistered shares of the common stock of Buyer ("Shares") determined by dividing Eight Hundred Fifty Thousand Dollars ($850,000) by the Issuance Average Price. The "Issuance Average Price" shall mean the average closing price per share for Buyer's common stock as quoted on the NASDAQ National Market on the twenty (20) trading days immediately preceding the Transfer Date. Section 8.5 below sets forth the registration rights applicable to the Shares. In the event that the calculation of Shares under this Agreement creates a fractional Share, the number of Shares to be issued shall be rounded to the nearest whole number thereof.

2.5 Upon the earlier of (i) the effective date of a registration statement registering the Shares for resale by Seller, or (ii) the first anniversary of the Transfer Date (such earlier date shall be the "Terminal Date"), the parties shall calculate the aggregate market value of the Shares as of the Terminal Date ("Terminal Date Value") by multiplying the number of Shares issued under Section 2.4 (as adjusted to reflect any stock splits or similar events occurring prior to the Terminal Date) by the Terminal Average Price. The "Terminal Average Price" shall mean the average closing price per share of Buyer's common stock as quoted on the NASDAQ National Market on the twenty (20) trading days immediately preceding the Terminal Date.

         2.5.1 In the event that the Terminal Date Value is less than Eight Hundred Fifty Thousand Dollars ($850,000) ( "Shortfall "), then Buyer shall promptly, at Buyer's option and subject to the terms of Section 2.5.2 below, either (a) pay Seller an amount equal to the Shortfall in cash, payable by wire transfer to an account designated by Seller, or (b) issue and deliver to Seller that number of shares of the common stock of Buyer which shall be equal in aggregate value (based on the Terminal Average Price) to the Shortfall. If Buyer elects to pay a Shortfall in stock, and the event triggering the Terminal Date is the effectiveness of a Registration Statement by Buyer in accordance with Section 8.5, then subject to the terms of Section 8.5 and to whether the form of Registration Statement would accommodate Buyer's doing so, Buyer will use its best efforts to include the additional shares constituting payment of the Shortfall in such Registration Statement.

         2.5.2 Buyer, if electing to satisfy the Shortfall through the issuance of common stock under Section 2.5.1 above, may delay such issuance if and for so long as conditions exist which would permit Buyer to issue a Suspension Notice under Section 8.5.2 below if a Registration Statement were in effect thereunder.



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3.       REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller hereby represents and warrants as follows:

3.1. Seller owns good, valid and marketable title to the Purchased Assets, free and clear of all liens, encumbrances, security interests, restrictions or claims of any kind or nature, and no other person has any interest in, or right or claim to, the Purchased Assets or any part thereof;

3.2. Seller's use and operation of the Domain Name does not infringe upon, violate or constitute a misappropriation of any intellectual property or other right of any other person or entity or of any applicable law or regulation as Seller is currently using the Domain Name. No claim has been asserted by any person (i) that such person has any right, title or interest in or to any intellectual property that is included in the Purchased Assets, (ii) that such person has any right to use any mark or trade name that is included within the Purchased Assets, or
         (iii) that challenges the legality, validity or enforceability of any of the intellectual property included within the Purchased Assets;

3.3. Seller has duly registered with all required authorities the Domain Name, and is the sole and exclusive owner of and possesses all rights necessary to use the Domain Name as Seller is currently using such Domain Name;

3.4. No consent, approval or authorization from, or filing with or notice to, any third party or any governmental authority is required in connection with Seller's execution and delivery of this Agreement or the performance of Seller's obligations hereunder;

3.5 There exists no contract, agreement or undertaking in connection with the Purchased Assets to which Seller is a party or by which Seller is or may become bound, or to which any of the Purchased Assets are subject (collectively, the "Contracts"): (a) containing any provision or covenant prohibiting or limiting the ability of Seller to engage in any business activity with respect to the Purchased Assets, (b) under which Seller has granted (or may grant) a lien, encumbrance or security interest on or in the Purchased Assets (or any of them), (c) relating to ownership, the right to use, or the future disposition or acquisition of, any of the Purchased Assets, (d) otherwise limiting in any way currently or with the passage of time Buyer's right to use the Purchased Assets or convey any right or interest in the Purchased Assets, or (e) under which Seller or any party thereto is, or with the passage of time or the occurrence of an event may be, in breach.

3.6 No license, permit, authorization, approval, registration (except with Network Solutions) or similar consent must be granted by any third party or governmental authority (collectively, "Licenses") to Seller in connection with the Purchased Assets. Seller is not in violation of any rule, regulation, policy, or procedure of Network Solutions in connection with the Purchased Assets. There are no proceedings pending or threatened that would have the effect of revoking or limiting or affecting the transfer or renewal of the registration of the Domain Name with Network Solutions. The Domain Name registration may be transferred and assigned to Buyer without the consent of any person other than Seller.

3.7 Seller is not a party to or threatened to be made a party to, any charge, complaint, action, suit, arbitration, hearing, investigation or other proceeding in connection with the Purchased Assets.

3.8. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Seller has full corporate power and authority (i) to own the Purchased Assets, (ii) to execute and deliver this Agreement and all other agreements and documents contemplated by this Agreement to which Seller is a party,
         (iii) to perform its obligations hereunder and thereunder, and (iv) to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and such other agreements and documents has been duly authorized by Seller and the Agreement and the other agreements and documents contemplated hereby


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         constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, subject to bankruptcy, insolvency or other laws of general applicability affecting the rights and remedies of creditors and subject to the availability of the remedy of specific performance or injunctive or other equitable relief.

3.9. The execution and delivery of this Agreement by Seller and the performance by it of the transactions contemplated by this Agreement do not and will not (a) conflict with, or result in a violation, breach or termination of or default under, any term or provision of its corporate charter or by?laws, or any statute, rule or regulation of any governmental authority, or any contract or agreement to which it is a party or by which it is bound or (b) result in the imposition of any lien or encumbrance upon any of the Purchased Assets.

3.10 No broker or other representative has acted on behalf of Seller in connection with the transactions contemplated hereby in such a manner as to give rise to any claim by any person against Buyer for a finder's fee, brokerage commission or similar payment.

3.11 Seller has no liability (whether absolute, accrued, contingent or otherwise) in connection with the Purchased Assets, and there is no basis for any present or future action, suit, proceeding, claim, demand, proceeding or investigation against Seller giving rise to any liability in connection with the Purchased Assets, other than liabilities disclosed in the Disclosure Letter.

3.12 Seller is acquiring the Shares and will acquire any shares issued to compensate a Shortfall pursuant to Section 2.5.2 solely for investment for Seller's own account and not with a view to, or for resale or distribution thereof, other than pursuant to the registration statement referred to in Section 8.5 below.

3.13. Seller represents that it has such knowledge and experience in financial and business matters that Seller is capable of evaluating the merits and risks of the investment in the Shares. Seller also represents it has not been organized for the purpose of acquiring the Shares. Seller acknowledges that the acquisition of the Shares involves substantial risk; and Seller represents and warrants to the Buyer that it can bear the economic risk of its investment in the Shares.

3.14. The representations and warranties of Seller contained in this Agreement or any other agreement or document to be delivered at the Closing by Seller to Buyer do not and will not contain any untrue statement of a material fact and do not and will not omit to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances in which they were made, not misleading.

4.       REPRESENTATIONS AND WARRANTIES OF BUYER.

Buyer hereby represents and warrants to Seller as follows:

4.1. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to acquire the Purchased Assets; and

4.2. The execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the transactions contemplated hereby have been duly authorized by the Board of Directors of Buyer. This Agreement and the other agreements and documents contemplated hereby constitute the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to bankruptcy, insolvency or other laws of general applicability affecting the rights and remedies of creditors or other equitable relief.


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4.3.     No broker or other representative has acted on behalf of Buyer in connection with the transactions contemplated hereby in such a manner as to give rise to any valid claim by any person against Seller for a finder's fee, brokerage commission or similar payment.

4.4. The representations and warranties of Buyer contained in this Agreement or any other agreement or document to be delivered at the Closing by Buyer to Seller do not and will not contain any untrue statement of a material fact and do not and will not omit to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances in which they were made, not misleading.

5.       COVENANTS OF SELLER.

5.1. The parties agree that Buyer will be irreparably damaged if Seller does not transfer the Purchased Assets on the Closing Date. Accordingly, without limiting Section 6 below, Buyer shall be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in order to effect the transfer of Purchased Assets at the Closing Date.

5.2. Seller agrees that, unless this Agreement is properly terminated pursuant to Section 17 below, Seller will not, directly or indirectly, through any officer, director, shareholder, affiliate or agent or otherwise, solicit, initiate, encourage or negotiate any proposal or offers from any third party relating to (a) the acquisition of any of the Purchased Assets or (b) the licensing, assignment or granting of any other right in or to the Purchased Assets or any of the intellectual property relating to any of the Purchased Assets, nor will any of Seller's officers, directors, shareholders, affiliates or agents participate in any negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate with or facilitate any effort by any person to do or seek any such transaction.

5.3 Seller agrees that, by the earlier of (i) notification from Network Solutions of the effectiveness of the transfer of the Domain Name in accordance with the Transfer Agreement, or (ii) thirty (30) days after the Closing, Seller shall cease all use of the Domain Name, and if necessary Seller shall implement on Seller's web servers an automated redirect which shall route all Internet traffic that would otherwise be directed to the Domain Name, to a URL provided by Buyer ("Redirect"), and Seller shall maintain such Redirect until Network Solutions provides notification of the effectiveness of the transfer of the Domain Name in accordance with the Transfer Agreement.

6.       CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS.

The obligations of Buyer under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Section 6. Buyer may, in its absolute discretion, waive any or all of these conditions in whole or in part without prior notice; PROVIDED, HOWEVER, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller shall be in breach or default of any of its representations, warranties or covenants under this Agreement.

6.1. The representations and warranties of Seller contained in this Agreement were true when made, and shall be true as of the Closing Date with the same force and effect as if made at and as of the Closing Date, and Seller shall, at the request of Buyer, which request Buyer hereby makes, deliver at Closing a written certification as to the truthfulness of such representations and warranties, which shall not indicate the occurrence of a material adverse change with respect to the Purchased Assets.

6.2. Seller shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed, satisfied or complied with by Seller prior to or on the Closing Date and Seller shall deliver at Closing a written certification thereof.


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6.3.     Seller shall have executed and delivered all documents and agreements contemplated by this Agreement to which Seller is a party.

6.4. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to their consummation or in any way relating to or affecting the Purchased Assets or any part thereof, shall have been instituted or threatened.

6.5. Buyer shall have satisfactorily completed its pre?acquisition investigation and review of Seller and the Purchased Assets and shall be satisfied with the results of such investigation and review in its sole discretion; PROVIDED, HOWEVER, that no such investigation or review shall in any way relieve Seller from, or affect Buyer's right to rely upon, the representations and warranties made by Seller under this Agreement.

7.       CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.

The obligations of Seller under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Section 7. Seller may, in its absolute discretion, waive any or all of these conditions in whole or in part without prior notice; PROVIDED, HOWEVER, that no such waiver of a condition shall constitute a waiver by Seller of any of their other rights or remedies, at law or in equity, if Buyer shall be in breach or default of any of its representations, warranties or covenants under this Agreement.

7.1. The representations and warranties of Buyer contained in this Agreement were true when made, and shall be true as of the Closing Date with the same force and effect as if made at and as of the Closing Date. Buyer shall deliver at Closing a written certification as to the truthfulness of such representations and warranties.

7.2. Buyer shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed, satisfied or complied with by Buyer prior to or on the Closing Date and Buyer shall deliver at Closing a written certification thereof.

7.3. Buyer shall have executed and delivered all documents and agreements contemplated by this Agreement to which Buyer is a party.

8.       STOCK TRANSFER RESTRICTIONS AND RELATED MATTERS.

8.1. Seller acknowledges that the Shares (which shall include, solely for purposes of this Section 8.1, any shares of Buyer's common stock issued to pay any Shortfall pursuant to Section 2.5.1) are being issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act ") for an offer and sale of securities that does not involve a public offering and, upon issuance, shall not have been registered under any federal or state securities laws, and that such Shares cannot be resold in the absence of applicable and effective registration except pursuant to an exemption from, or in a transaction not subject to the registration requirements of applicable federal and state securities laws. Seller agrees that it shall refrain from transferring in any manner any interest in any of the Shares prior to the filing with the Securities and Exchange Commission of Buyer's next Annual Report on Form 10-K, except pursuant to the provisions on Section 8.5 below. After such date, Seller agrees that it shall refrain from transferring any of the Shares except in a transaction registered under the Securities Act or unless it shall have delivered to the Buyer an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Buyer, that such transfer is being effected in accordance with an available exemption from, or in a transaction not subject to the registration requirements of the Securities Act. Seller also acknowledges that the Buyer is under no obligation to effect any such registration under the Securities Act or otherwise with respect to


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         such shares (or any securities issued in exchange or substitution therefor) or to file for or comply with any exemption from such registration except as set forth in Section 8.5 below.

8.2. The certificates representing such Shares shall bear legends in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND HAVE BEEN ISSUED UNDER EXEMPTIONS THAT DEPEND IN PART ON THE INTENT OF THE HOLDER NOT TO SELL OR TRANSFER SUCH SHARES IN ANY MANNER NOT PERMITTED BY SUCH LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT OR UNLESS (1) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
         (2) IN ACCORDANCE WITH RULE 144 OF THE RULES AND REGULATIONS OF SUCH ACT, OR (3) IN ACCORDANCE WITH A LEGAL OPINION SATISFACTORY TO COUNSEL FOR RED HAT, INC. THAT SUCH SALE OR TRANSFER IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT. TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO AN ASSET PURCHASE AGREEMENT DATED ON OR ABOUT [THE DATE OF THIS AGREEMENT] BETWEEN RED HAT, INC. AND OPEN SOURCE, INC. A COPY OF SAID ASSET PURCHASE AGREEMENT IS ON FILE IN THE OFFICE OF RED HAT, INC., AND A COPY THEREOF WILL BE MAILED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST THEREFOR.

8.3. Seller acknowledges that the Buyer is a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); that Seller has received and had an opportunity to review the Buyer's various filings previously made pursuant to the Exchange Act, which are publicly available; and that Seller has been given the opportunity to ask questions of and receive answers from the officers of the Buyer concerning the Buyer and the terms and conditions of the transactions contemplated by this Agreement.

8.4 Transfers in Violation. Any sale, assignment, transfer, pledge, hypothecation, mortgage or disposition of any Shares, by gift or otherwise, in violation of any provision of this Agreement shall be void and of no effect and shall not be recognized by Buyer as transferring any interest in any of such Shares.

8.5.     Registration Rights.

         8.5.1. If, at any time after the Transfer Date, the Buyer shall file a registration statement with the Securities and Exchange Commission (the "SEC ") which in form is suitable for inclusion of the Shares (which shall include, solely for purposes of this Section 8.5, any shares of Buyer's common stock issued to pay any Shortfall pursuant to Section 2.5.1), the Buyer shall so notify Seller. In such event, Seller may include some or all of the Shares in such registration statement (the "Registration Statement ") by completing and signing the Buyer's notification form and returning it within ten days of the date of the notice, and thereafter taking such other related actions as the Buyer reasonably shall request; provided, however, that the foregoing right to have shares included in any such Registration Statement shall (i) be subject to cutback in the discretion of the managing underwriter in the case of an underwritten offering; and (ii) expire if and when all of the Shares may be sold during a single three-month period under Rule 144 promulgated under the Securities Act.

         8.5.2. Notwithstanding Section 8.5.1 above, the Buyer shall not be required to take any action with respect to the filing or the declaration or continuation of effectiveness of the Registration Statement following notice to Seller from the Buyer (a "Suspension Notice") of the existence of any state of facts or the happening of any event (including without


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                limitation pending negotiations relating to, or the consummation of a transaction) or the occurrence of any event which in the opinion of the Buyer might require additional disclosure of material, non-public information by the Buyer in the Registration Statement as to which the Buyer believes it has a bona fide business purpose for preserving confidentiality or which renders the Buyer unable to comply with the published rules and regulations of the SEC promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time. Upon receipt of a Suspension Notice from the Buyer, Seller will forthwith discontinue disposition of all of such shares pursuant to the Registration Statement until receipt from the Buyer of copies of prospectus supplements or amendments prepared by or on behalf of the Buyer, together with a notification that the Suspension Notice is no longer in effect, and, if so directed by the Buyer, Seller will deliver to the Buyer all copies in its possession of the prospectus covering such shares current at the time of receipt of any Suspension Notice.

         8.5.3. All expenses incurred in connection with the registration pursuant to this Section 8.5 shall be borne by the Buyer, except that all selling discounts and commissions (if any) and stock transfer taxes applicable to the shares covered by the Registration Statement and all fees and disbursements of counsel for the Seller relating thereto shall be borne by the Seller.

         8.5.4. Buyer will indemnify Seller, each of Seller's directors and officers, and each person who controls Seller within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by Buyer of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to Buyer in connection with any such registration, qualification or compliance, and Buyer will reimburse Seller and each such other person for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Buyer will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in conformity with information furnished to Buyer by Seller.

         8.5.5. Seller will indemnify Buyer, each of Buyer's directors and officers, each person who controls Buyer within the meaning of
                Section 15 of the Securities Act, and each other person or entity including securities in such registration, qualification or compliance and each controlling person thereof against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Buyer and all such directors, officers and persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in conformity with information furnished to Buyer by Seller.

         8.5.6. The registration rights in this Section 8.5 are not transferable by Seller.

9.       INDEMNIFICATION.

9.1. Each party ("Indemnitor") shall indemnify the other ("Indemnitee") against and shall hold the Indemnitee harmless from any and all liabilities, losses, damages, costs and expenses (collectively, "Damages") incurred by the Indemnitee (including, without limitation, reasonable attorneys' fees and expenses) by reason of any falsity in or breach or incorrectness of any representation and warranty of, or failure to perform any covenant or agreement made or given by, the Indemnitor in this Agreement or in connection with the consummation of the transactions contemplated hereby.

9.2. Indemnitee shall provide prompt written notice to Indemnitor of any claim or the commencement of any suit, action, or proceeding in respect of which indemnity may be sought under this Section 9. The failure of Indemnitee to provide prompt written notice shall not impair Indemnitee's rights hereunder except to the extent that Indemnitor demonstrates that Indemnitor's ability to defend has been materially prejudiced by such failure of Indemnitee. Indemnitor shall have thirty
         (30) days to negotiate, settle or defend (or institute the defense of), without cost to Indemnitee, any claim or dispute before Indemnitor's indemnification obligation shall arise under this Section 9; PROVIDED, HOWEVER, that Indemnitor may not settle any action without the consent of Indemnitee, which shall not be unreasonably withheld or delayed. Indemnitor shall not be liable under this Section for any settlement effected without its reasonable consent of any claim, suit, action or proceeding in respect of which indemnity may be sought hereunder.

9.3. Indemnitor shall promptly pay to Indemnitee the amount of any Damages to which Indemnitee may become entitled to by reason of the provisions of this Agreement. The payment required to be made pursuant to this
         Section 9.3 shall be made in cash.

10.      CONFIDENTIALITY; PUBLIC ANNOUNCEMENTS.

10.1. Seller and Buyer shall keep confidential, and shall cause its officers, directors, employees, accountants, counsel, consultants, advisors and other agents (collectively, "Representatives ") to keep confidential, the terms of this Agreement and all confidential documents and information concerning the other party provided pursuant to this Agreement or in connection with the transactions contemplated hereby (collectively, the "Confidential Information "), unless disclosure is compelled by judicial or administrative process, by the terms of this Agreement, or other applicable law; PROVIDED, that Buyer shall have no obligation to keep confidential or cause its Representatives to keep confidential this Agreement or any trade secrets, know-how, intellectual property rights and other Purchased Assets acquired by Buyer pursuant to this Agreement. For purposes of this Section 10, all trade secrets, know-how, intellectual property rights and other Purchased Assets acquired by Buyer shall be deemed to be Confidential Information of Buyer from and after the Closing Date. Without limiting any of the foregoing, a party shall disclose Confidential Information only to those of its Representatives who have a need to know such information for a purpose contemplated by the terms of this Agreement, PROVIDED, that the person receiving such Confidential Information shall be informed of the proprietary nature of the information and shall agree not to disclose such Confidential Information except in accordance with the terms hereof.

10.2. All press releases and other public disclosures concerning this transaction shall be made only by Buyer, except as required by applicable law. The parties agree to issue a press release concerning this transaction mutually approved by the parties promptly after the Closing.

11.      COSTS AND EXPENSES.

Except as otherwise provided for hereunder, the parties hereto shall bear and be responsible for their respective attorneys' fees, accountants' fees, broker's fees and all other expenses incurred by them in the preparation, negotiation and execution of this Agreement and all related documents and the consummation of the transactions contemplated hereby.

12.      BEST EFFORTS; FURTHER ASSURANCES.

Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Buyer and Seller agree without further consideration to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer good, valid and marketable title to the Purchased Assets.

13.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

The representations, warranties and covenants contained herein shall survive the Closing until the date which is one year after the Closing Date, PROVIDED, HOWEVER, that any covenants or agreements of a party that are required to be performed following the Closing shall continue in effect as specified herein. Notwithstanding the foregoing, (a) the confidentiality obligations of the parties pursuant to Section 10 shall survive in perpetuity and (b) any representation, warranty, covenant or agreement in respect of which indemnity may be sought under Section 9 shall survive the time at which it would otherwise terminate pursuant to this Section, if notice of a claim under Section 9 for indemnity shall have been given to Seller prior to such time.

14.      GOVERNING LAW.

The execution, performance and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, without regard to conflicts of laws principles.

15.      NOTICES.

All notices required or permitted to be given under this Agreement must be in writing, and will be deemed given on the date of receipt if delivered in person or by facsimile, or on the date of mailing if mailed by overnight courier or registered or certified mail, postage prepaid, return receipt requested, to the applicable party at the following addresses:

If to Buyer:

         Red Hat, Inc.
         2600 Meridian Parkway
         Durham, NC 27713
         Attention:  General Counsel
         Fax: (919) 547?0024

If to Seller:

         Open Source, Inc.
         1925 E. Beltline Road, Suite 409
         Carrolton, Texas 75006

         Attention: Srini Vasan
         Fax: (972) 478-5931

Either party may change its address for purposes of this Agreement by giving fifteen (15) days' prior written notice of such change of address to the other party in the manner described in this Section.

16.      BINDING EFFECT; ASSIGNMENT.

Seller shall not assign any of its respective rights, or delegate any of its obligations under the Agreement to any third party without the consent of Buyer. This Agreement is binding upon, and shall inure solely to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. This Agreement is not intended to benefit, and shall not be construed as benefiting, any third party, and no third party shall have standing to enforce any provision of this Agreement.

17.      TERMINATION.

17.1.    This Agreement may be terminated:

         17.1.1. prior to the Closing by the mutual written agreement of Seller and Buyer;

         17.1.2. prior to the Closing by Buyer upon written notice of such termination to Seller if (a) there is a material breach of any covenant or obligation of Seller contained herein, or (b) Buyer reasonably determines that the timely satisfaction of any condition set forth in Section 6 has become impossible or impractical (other than as a result of any failure on the part of Buyer to comply with or perform its covenants and obligations under this Agreement), or (c) if the Closing has not occurred on or prior to December 31, 1999;

         17.1.3. prior to the Closing by Seller upon written notice of such termination to Buyer if (a) there is a material breach of any covenant or obligation of Buyer contained herein, or (b) Seller reasonably determines that the timely satisfaction of any condition set forth in Section 7 has become impossible or impractical (other than as a result of any failure on the part of Seller to comply with or perform their covenants and obligations under this Agreement), or (c) if the Closing has not occurred on or prior to December 31, 1999;

         17.1.4 after the Closing by Buyer in the event that Network Solutions refuses to or fails to effect transfer of the Domain Name pursuant to the Transfer Agreement within sixty (60) days after the Closing.

17.2. If this Agreement is terminated pursuant to Section 17.1, all further obligations of the parties under this Agreement shall terminate; PROVIDED, HOWEVER, that:

         17.2.1. no party shall be relieved of any obligation or other liability arising from any breach by such party of any provision of this Agreement;

         17.2.2. the parties shall, in all events, remain bound by and continue to be subject to the provisions set forth in Sections 9, 10 and 11 hereof;

                  17.2.3 In the event of any termination of this Agreement after the Closing, Seller shall refund to Buyer all funds paid under
                  Section 2.1 of this Agreement.

17.3. The termination rights provided in Section 17.1 above are not exclusive. The exercise by any party of its right to terminate this Agreement pursuant to Section 17.1 shall not be deemed to be an election of remedies and shall not be deemed to prejudice, or to constitute or operate as a waiver of any other right or remedy that such party may be entitled to exercise (whether under this Agreement, under any statute, rule or law, at common law, in equity or otherwise).

18.      MODIFICATION.

No purported modification, amendment or waiver of this Agreement or any of its terms shall be effective unless it is in writing, and signed by all of the parties hereto.

19.      DISPUTE RESOLUTION.

19.1 The parties shall attempt in good faith to settle a dispute or controversy for a period of thirty (30) days following the date on which such dispute or controversy arises through consultation and negotiation, in good faith and a spirit of mutual cooperation.

19.2     If the parties cannot resolve any dispute or controversy pursuant to
         Section 19.1, then the parties hereby agree to submit all disputes or controversies arising out of or in connection with this Agreement to binding arbitration in Durham, North Carolina, under the Commercial Arbitration Rules (the "Rules of Arbitration") then in effect of the American Arbitration Association. Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in any court having in personam and subject matter jurisdiction. Buyer and Seller submit to the in personam jurisdiction of the Federal and State Courts in North Carolina, for the purpose of confirming any such award and entering judgment thereon. All costs and expenses, including attorneys' fees, of all parties incurred in any dispute which is determined and/or settled by arbitration pursuant to this Section 19.2 shall be borne by the party determined to be liable in respect of such dispute; PROVIDED, HOWEVER, that if complete liability is not assessed against any one party, the parties shall share the total costs of such liability in proportion to their respective amounts of liability so determined. The decision of the arbitrator(s) shall (i) be rendered in writing, and concurred in by a majority of the arbitrators, if more than one, and (ii) be final, binding and conclusive and entitled to be enforced to the fullest extent permitted by law in any court of competent jurisdiction. Except where clearly prevented by the area in dispute, both parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved. Notwithstanding any provision to the contrary contained herein, no provision of this Agreement shall prevent Buyer from seeking injunctive relief for any purported violation or breach of any of Seller's covenants contained in Section 5 or any confidentiality or nondisclosure provision applicable to Seller pursuant to this Agreement.

19.3 Sections 19.1 and 19.2 are the exclusive means of resolving any dispute or controversy between the parties hereto. All proceedings under this
         Section 19, and all evidence given or discovered pursuant hereto, shall be maintained in confidence by all parties. All proceedings under this
         Section 19, and all evidence given or discovered pursuant hereto, shall be maintained in confidence by all parties.

20.      SEVERABILITY.

If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transaction contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith or modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled.

21.      ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement of Buyer and Seller with respect to the subject matter hereof, and supersedes any and all prior and contemporaneous understandings or agreements, whether oral or written, concerning such subject matter. Each party acknowledges that it enters into this

Agreement without relying on any statement by the other party which is not specifically set forth in this Agreement.

22.      WAIVER.

Any term or condition of this Agreement may be waived at any time by the party entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

23.      COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. Facsimile copies shall also be deemed originals, except that any facsimile signature shall as soon as practicable be replaced with a manual signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

OPEN SOURCE, INC.

By: /s/ Venkadesamy Srinivasan
  ------------------------------------------

Name: Venkadesamy Srinivasan
  ------------------------------------------

Title: President
      --------------------------------------

Date: 12/14/99
    ----------------------------------------

RED HAT, INC.

By: /s/ Tim Buckley
  ------------------------------------------

Name: Tim Buckley
    ----------------------------------------

Title: Chief Operating Officer
     ---------------------------------------

Date: 1/4/00
     ----------------------------------------


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